Exhibit 99.1

Immersion Corporation Reports Second Quarter 2021 Results

SAN FRANCISCO, August 16, 2021 – Immersion Corporation (NASDAQ: IMMR), the leading developer and provider of technologies for haptics, today reported financial results for the second quarter ended June 30, 2021.
Second Quarter Financial Summary:
•    Total revenues of $11.0 million, compared to $5.7 million in the second quarter of 2020. Royalty and license revenues were $10.9 million, compared to $5.6 million in the second quarter of 2020.

•    GAAP operating expenses of $5.2 million declined 23% from $6.7 million in the second quarter of 2020. Non-GAAP operating expenses of $3.8 million declined 28% from non-GAAP operating expenses of $5.2 million in the second quarter of 2020. (See attached table for a reconciliation of GAAP to non-GAAP financial measures.)

•    GAAP net income was $5.3 million, or $0.17 per diluted share, compared to GAAP net loss of $0.7 million, or $0.03 per diluted share, in the second quarter of 2020.
•    Non-GAAP net income was $7.2 million, or $0.23 per diluted share, compared to non-GAAP net income of $0.8 million, or $0.03, in the second quarter of 2020.

•    As of June 30, 2021, cash and cash equivalents totaled $107.3 million.

“The results that we are reporting today reflect the continued success of our customers and partners in developing and shipping high performance haptic products and solutions in the automotive, gaming, and mobile market segments,” said Jared Smith, Interim CEO, Immersion.

Recent Business Highlights:

•    Expanded license agreement with Stanley Electric Co., Ltd., for the use of haptics in automotive products.

•    Strong revenue performance in mobile from our channel licensing program. We also expanded the program to include TITAN Haptics to make Immersion haptic patent licenses available to mobile phone and wearable OEMs.

•    Multiyear renewal license with AsusTek for use of TouchSense software and haptics technology in its mobile products.

Second Quarter Earnings Conference Call and Webcast

Immersion will host a conference call with company management today at 2:00 p.m. PT (5:00 p.m. ET) to discuss financial results for the second quarter ended June 30, 2021. To participate on the live call, analysts and investors should dial 1-866-548-4713 (conference ID: 1989215) at least ten minutes prior to the start of the call

A recorded webcast will also be available for 90 days in the "IR News and Events” page of Immersion's Investor Relations website at https://ir.immersion.com/news-and-events.

About Immersion

Immersion Corporation (NASDAQ: IMMR) is the leading innovator of touch feedback technology, also known as haptics. The company invents, accelerates, and scales haptic experiences by providing technology solutions for mobile, automotive, gaming, and consumer electronics. Haptic technology creates immersive and realistic experiences that enhance digital interactions by engaging users' sense of touch. Learn more at www.immersion.com.

Use of Non-GAAP Financial Measures

Immersion reports all financial information required in accordance with generally accepted accounting principles (GAAP), but it believes that evaluating its ongoing operating results may be difficult to understand if limited to reviewing only GAAP financial measures. Immersion discloses this non-GAAP information, such as Non-GAAP net income (loss) and Non-GAAP net income (loss) per diluted share because it is useful in understanding the company’s performance as it excludes certain non-cash expenses like stock-based compensation expense and other special charges, such as deferred tax assets valuation allowance, depreciation and restructuring costs, that many investors feel may obscure the company’s true operating performance. Likewise, management uses these non-GAAP financial measures to manage and assess the profitability of its business. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results under GAAP. The non-GAAP financial measures are not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Such non-GAAP financial measures are reconciled to their closest GAAP financial measures in tables contained in this press release. The Company has not reconciled the non-GAAP financial measures guidance to the corresponding GAAP measures on a forward-looking basis due to the uncertainty and the potential variability of many of the costs and expenses that may be incurred in the future. Accordingly, reconciliations of the Company’s forward-looking non-GAAP financial measures to the corresponding GAAP measures are not available without unreasonable effort.

Forward-looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The forward-looking statements involve risks and uncertainties. Forward-looking statements are identified by words such as “anticipates,” “believes,” “expects,” “intends,” “may,” “can,” “will,” “places,” “estimates,” and other similar expressions. However, these words are not the only way we identify forward-looking statements. Examples of forward-looking statements include any expectations, projections, or other characterizations of future events, or circumstances, and include statements regarding the anticipated impact of the expansion of our channel licensing program, and other statements regarding the future prospects and opportunities for the Company’s business.

Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control.

Actual results could differ materially from those projected in the forward-looking statements, therefore we caution you not to place undue reliance on these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: the effects of the COVID-19 global pandemic on the Company and its business, and on the business of its suppliers and customers; unanticipated changes in the markets in which the Company operates; the effects of the current macroeconomic climate (especially in light of the ongoing adverse effects of the COVID-19 global pandemic); delay in or failure to achieve adoption of or commercial demand for the Company’s products or third party products incorporating the Company’s technologies; the inability of Immersion to renew existing licensing arrangements, or enter into new licensing arrangements on favorable terms; the loss of a major customer; the ability of Immersion to protect and enforce its intellectual property rights and other factors. For a more detailed discussion of these factors, and other factors that could cause actual results to vary materially, interested parties should review the risk factors listed in Immersion’s Annual Report on Form 10-K for 2020 and its most recent Quarterly Report on Form 10-Q which are on file with the U.S. Securities and Exchange Commission. Any forward-looking statements made by us in this press release speak only as of the date of this press release, and Immersion does not intend to update these forward-looking statements after the date of this press release, except as required by law.

Immersion, and the Immersion logo are trademarks of Immersion Corporation in the United States and other countries. All other trademarks are the property of their respective owners. The use of the word “partner” or “partnership” in this press release does not mean a legal partner or legal partnership.

(IMMR – C)

Immersion Corporation
Condensed Consolidated Balance Sheets
(In thousands)

	June 30, 2021	December 31, 2020
	(Unaudited)	(1)
ASSETS
Cash and cash equivalents	$107,274	$59,522
Accounts and other receivables	2,912	2,218
Prepaid expenses and other current assets	11,942	12,610
Total current assets	122,128	74,350
Property and equipment, net	246	209
Long-term deposits	12,353	12,571
Other assets	7,222	9,000
TOTAL ASSETS	$141,949	$96,130
LIABILITIES
Accounts payable	$144	$149
Accrued compensation	1,641	1,001
Other current liabilities	2,972	2,457
Deferred revenue	5,010	5,173
Total current liabilities	9,767	8,780
Long-term deferred revenue	19,021	21,334
Other long-term liabilities	1,435	2,035
TOTAL LIABILITIES	30,223	32,149
STOCKHOLDERS’ EQUITY	111,726	63,981
TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$141,949	$96,130

(1) Derived from Immersion’s annual audited consolidated financial statements.

Immersion Corporation
Condensed Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Revenues:
Royalty and license	$10,881	$5,593	$17,949	$11,775
Development, services, and other	129	75	220	150
Total revenues	11,010	5,668	18,169	11,925
Costs and expenses:
Cost of revenues	41	62	70	106
Sales and marketing	1,194	1,255	2,300	2,971
Research and development	1,332	1,323	2,639	3,012
General and administrative	2,636	4,087	4,860	11,443
Total costs and expenses	5,203	6,727	9,869	17,532
Operating income (loss)	5,807	(1,059)	8,300	(5,607)
Interest and other income (loss), net	40	388	(276)	160
Income (loss) before provision for income taxes	5,847	(671)	8,024	(5,447)
Provision for income taxes	(506)	(41)	(647)	(93)
Net income (loss)	$5,341	$(712)	$7,377	$(5,540)
Basic net income (loss) per share	$0.17	$(0.03)	$0.25	$(0.19)
Shares used in calculating basic net income (loss) per share	30,982	27,634	29,787	29,320
Diluted net income (loss) per share	$0.17	$(0.03)	$0.24	$(0.19)
Shares used in calculating diluted net income (loss) per share	31,247	27,634	30,253	29,320

Immersion Corporation
Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income (Loss)
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
GAAP net income (loss)	$5,341	$(712)	$7,377	$(5,540)
Add: Provision for income taxes	506	41	647	93
Less: Non-GAAP provision for income taxes	(15)	(5)	(44)	(47)
Add: Stock-based compensation	1,051	1,365	1,582	2,094
Add: Restructuring expense	325	66	426	590
Add: Depreciation and amortization of property and equipment	26	40	50	1,003
Non-GAAP net income (loss)	$7,234	$795	$10,038	$(1,807)
Non-GAAP net income (loss) per diluted share	$0.23	$0.03	$0.33	$(0.06)
Dilutive shares used in calculating Non-GAAP net income (loss) per share	31,247	27,634	30,253	29,320

Immersion Corporation
Disaggregated Revenue Information
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Fixed fee license revenue	$1,824	$1,292	$3,099	$2,578
Per-unit royalty revenue	9,057	4,301	14,850	9,197
Total royalty and license revenue	10,881	5,593	17,949	11,775
Development, services, and other revenue	129	75	220	150
Total revenue	$11,010	$5,668	$18,169	$11,925

Immersion Corporation
Revenue by Line of Business
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Mobility	61%	79%	64%	78%
Gaming	21%	10%	15%	10%
Automotive	18%	8%	20%	11%
Other	—%	3%	1%	1%
Total	100%	100%	100%	100%

Immersion Corporation
Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
GAAP operating expenses	$5,162	$6,665	9,799	17,426
Adjustments to non-GAAP operating expenses:
Stock-based compensation expense - S&M	(313)	(343)	(537)	(388)
Stock-based compensation expense - R&D	(217)	(251)	(535)	(420)
Stock-based compensation expense - G&A	(521)	(771)	(510)	(1,286)
Restructuring expense	(325)	(66)	(426)	(590)
Depreciation and amortization of property and equipment	(26)	(40)	(50)	(1,003)
Non-GAAP operating expenses	$3,760	$5,194	7,741	13,739

Investor Contact:
Aaron Akerman
Immersion Corporation
514-987-9800 ext. 5110
aakerman@immersion.com